                                                                 Exhibit 4.1

                 [LOGO] INVERNESS MEDICAL INNOVATIONS, INC.(TM)

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                    [NUMBER]
                        THIS CERTIFICATE IS TRANSFERABLE
                 IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY


                                    [SHARES]
                      SEE REVERSE FOR CERTAIN DEFINITIONS

                               CUSIP 46126P 10 6

THIS CERTIFIES THAT



is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF


                      INVERNESS MEDICAL INNOVATIONS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of the Corporation, all as in effect from time to time. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Paul T. Hempel                               /s/ Ron Zwanziger
    Paul T. Hempel                                   Ron Zwanziger
      SECRETARY                         PRESIDENT AND CHIEF EXECUTIVE OFFICER



                      Inverness Medical Innovations, Inc.
                                   CORPORATE
                                      SEAL
                                      2001
                                    DELAWARE


COUNTERSIGNED AND REGISTERED:
  EQUISERVE TRUST COMPANY, N.A.
    TRANSFER AGENT AND REGISTRAR

               /s/ Stephen Cesso
                   Stephen Cesso
               AUTHORIZED SIGNATURE




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                      INVERNESS MEDICAL INNOVATIONS, INC.

     The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who requests a copy of the powers, designations, preferences and relative, participating, optional, or other special rights of each outstanding class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common           UNIF GIFT MIN ACT
     TEN ENT -- as tenants by the entireties   ______ Custodian_______
     JT TEN  -- as joint tenants with          (Cust.)         (Minor)
                right of survivorship           Under Uniform Gifts to Minors
                and not as tenants in common     Act_________________________
                                                           (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
|                                    |
|____________________________________|

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________


                                ________________________________________________
                                NOTICE: The Signature to this Assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.


SIGNATURE(S) GUARANTEED

_________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.